UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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KBL MERGER CORP. IV

(Name of Registrant as Specified In Its Charter)

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KBL MERGER CORP. IV
527 Stanton Christiana Rd.
Newark, Delaware 19713

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2019

TO THE STOCKHOLDERS OF KBL MERGER CORP. IV:

You are cordially invited to attend the annual meeting, which we refer to as the “Annual Meeting”, of stockholders of KBL Merger Corp. IV, which we refer to as “we”, “us”, “our”, “KBL” or the “Company”, to be held at 10:00 a.m. Eastern Time on December 6, 2019 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at 666 Third Avenue, 25th Floor, New York, New York 10017. The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated November 19, 2019, and is first being mailed to stockholders of the Company on or about November 19, 2019. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination except for the sole purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on June 7, 2017, which we refer to as the “IPO”, from September 9, 2019 (or December 9, 2019 if the Company has executed a definitive agreement for a business combination by September 9, 2019) to April 9, 2020 or such earlier date as determined by the Board, which we refer to as the “Extension”, and such later date, the “Extended Date”;

•        a proposal to elect two directors to serve as Class II directors on our board of directors (the “Board”) for a term of two years expiring at the annual meeting of stockholders to be held in 2021 or until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

•        a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. On July 25, 2019, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with KBL Merger Sub, Inc. (“KBL Merger Sub”), CannBioRx Life Sciences Corp. (“CannBioRx”), Katexco Pharmaceuticals Corp., (“Katexco”), CannBioRex Pharmaceuticals Corp., (“CBR Pharma”), 180 Therapeutics L.P., (“180” and together with Katexco, CBR Pharma and CannBioRx, the “CannBioRx Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the CannBioRx Parties (the “Stockholder Representative”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into CannBioRx, with CannBioRx continuing as the Company’s wholly owned subsidiary at the closing of the business combination.

Our Board currently believes that there will not be sufficient time before December 9, 2019 to complete a business combination. Accordingly, the Board believes that to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in our future investment. On July 26, 2019, the Company issued a press release and filed a Form 8-K with the Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. KBL IV Sponsor LLC, which we refer to as our “Sponsor”, owns 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued to the Sponsor prior to our IPO, and 377,500 units, which we refer to as the “Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and demand that the Company redeem your public shares for a pro rata portion of the funds held in the trust account, and tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or December 4, 2019). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

On March 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until June 7, 2019 (or September 9, 2019 if we have executed a definitive agreement for a business combination by June 7, 2019) or such earlier date as determined by our Board (the “First Extension Amendment”, and such later date, the “First Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the First Extension Amendment was 5,128,523. We paid cash in the aggregate amount of $52,829,304, or approximately $10.41 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $65,633,068. In addition, on March 8, 2019, an aggregate of $573,433 was loaned to the Company and distributed as a cash payment to stockholders that did not redeem their public shares, which amount was equal to $0.09 for each of the 6,371,477 public shares that were not redeemed. Such amount was paid from funds loaned to the Company by the Sponsor.

In connection with the approval of the First Extension Amendment, the Sponsor or its designees had previously agreed to loan us $0.03 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the First Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the First Extended Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On June 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) or such earlier date as determined by our Board (the “Second Extension Amendment”, and such later date, the “Second Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the Second Extension Amendment was 1,580,762. We paid cash in the aggregate amount of $16,476,233, or approximately $10.42 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $49,993,473.

In connection with the approval of the Second Extension Amendment, the Sponsor or its designees agreed to loan us $0.0225 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the Second Extended Combination Period. The Sponsor or its designees have the sole discretion whether to continue extending loans for additional calendar months until the Second Extended Combination Period and if the Sponsor determines not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination will terminate.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us $0.02 for each public share that is not redeemed for each calendar month commencing on December 9, 2019, and on the 9th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from December 9, 2019 until the Extended Date (the “Loans”). Given the longer period of time needed to potentially complete a business combination, such agreement to pay $0.02 for each public share that is not redeemed for each calendar month commencing on December 9, 2019 shall replace and supersede the previous agreement to loan us $0.0225 for each public share that was not redeemed for each calendar month commencing on December 9, 2019. For example, if the Company takes until April 9, 2020 to complete its business combination, which would represent four calendar months from December 9, 2019, our Sponsor or its designees would make aggregate Loans of approximately $0.08 per public share that is not redeemed. Assuming the Extension Amendment Proposal is approved, each Loan will be deposited in the Trust Account within three calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.69 per share, in comparison to the current redemption amount of $10.61 per share (assuming no public shares were redeemed). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal will not be put before the stockholders at the Annual Meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending Loans for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending Loans for additional calendar months, its obligation to make the Loans following such determination will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.61 at the time of the Annual Meeting. The closing price of the Company’s common stock on November 18, 2019 was $10.52. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its common stock when such stockholders wish to sell their shares of common stock.

The purpose of the Director Election Proposal is to consider and vote upon a proposal to elect two directors to serve as Class II directors on the Board for a term of two years expiring at the annual meeting of stockholders to be held in 2021 or until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by December 9, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights or warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and shares underlying the Private Units, will be required to approve the Extension Amendment Proposal. The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting.

For the Director Election Proposal, the director nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors.

Our Board has fixed the close of business on November 12, 2019 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals. In addition, the Board recommends that you vote “FOR” each director nominee.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Annual Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

November 19, 2019	By Order of the Board of Directors
/s/ Marlene Krauss, M.D.
Marlene Krauss, M.D.
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and will not be counted in favor of any director nominee.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 6, 2019: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/kblmerger/2019.

KBL MERGER CORP. IV
527 Stanton Christiana Rd.
Newark, Delaware 19713

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2019

PROXY STATEMENT

The annual meeting, which we refer to as the “Annual Meeting”, of stockholders of KBL Merger Corp. IV, which we refer to as “we”, “us”, “our”, “KBL” or the “Company”, will be held at 10:00 a.m. Eastern Time on December 6, 2019 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at 666 Third Avenue, 25th Floor, New York, New York 10017, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination except for the sole purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on June 7, 2017, which we refer to as the “IPO”, from September 9, 2019 (or December 9, 2019 if the Company has executed a definitive agreement for a business combination by September 9, 2019) to April 9, 2020 or such earlier date as determined by the Board, which we refer to as the “Extension”, and such later date, the “Extended Date”;

•        a proposal to elect two directors to serve as Class II directors on our board of directors (the “Board”) for a term of two years expiring at the annual meeting of stockholders to be held in 2021 or until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

•        a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. On July 25, 2019, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) with KBL Merger Sub, Inc. (“KBL Merger Sub”), CannBioRx Life Sciences Corp. (“CannBioRx”), Katexco Pharmaceuticals Corp., (“Katexco”), CannBioRex Pharmaceuticals Corp., (“CBR Pharma”), 180 Therapeutics L.P., (“180” and together with Katexco, CBR Pharma and CannBioRx, the “CannBioRx Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the CannBioRx Parties (the “Stockholder Representative”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into CannBioRx, with CannBioRx continuing as the Company’s wholly owned subsidiary at the closing of the business combination. On July 26, 2019, the Company issued a press release and filed a Form 8-K with the Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 3,903,924 of our public shares) following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election”, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. KBL IV Sponsor LLC, which we refer to as our “Sponsor”, owns 2,875,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, and 377,500 units, which we refer to as the “Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and demand that the Company redeem your public shares for a pro rata portion of the funds held in the trust account, and tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or December 4, 2019). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

On March 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until June 7, 2019 (or September 9, 2019 if we have executed a definitive agreement for a business combination by June 7, 2019) or such earlier date as determined by our Board (the “First Extension Amendment”, and such later date, the “First Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the First Extension Amendment was 5,128,523. We paid cash in the aggregate amount of $52,829,304, or approximately $10.41 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $65,633,068. In addition, on March 8, 2019, an aggregate of $573,433 was loaned to the Company and distributed as a cash payment to stockholders that did not redeem their public shares, which amount was equal to $0.09 for each of the 6,371,477 public shares that were not redeemed. Such amount was paid from funds loaned to the Company by the Sponsor.

In connection with the approval of the First Extension Amendment, the Sponsor or its designees had previously agreed to loan us $0.03 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the First Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the First Extended Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On June 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) or such earlier date as determined by our Board (the “Second Extension Amendment”, and such later date, the “Second Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the Second Extension Amendment was 1,580,762. We paid cash in the aggregate amount of $16,476,233, or approximately $10.42 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $49,993,473.

In connection with the approval of the Second Extension Amendment, the Sponsor or its designees agreed to loan us $0.0225 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the Second Extended Combination Period. The Sponsor or its designees have the sole discretion whether to continue extending loans for additional calendar months until the Second Extended Combination Period and if the Sponsor determines not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination will terminate.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us $0.02 for each public share that is not redeemed for each calendar month commencing on December 9, 2019, and on the 9th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from December 9, 2019 until the Extended Date (the “Loans”). Given the longer period of time needed to potentially complete a business combination, such agreement to pay $0.02 for each public share that is not redeemed for each calendar month commencing on December 9, 2019 shall replace and supersede the previous agreement to loan us $0.0225 for each public share that was not redeemed for each calendar month commencing on December 9, 2019. For example, if the Company takes until April 9, 2020 to complete its business combination, which would represent four calendar months from December 9, 2019, our Sponsor or its designees would make aggregate Loans of approximately $0.08 per public share that is not redeemed. Assuming the Extension Amendment Proposal is approved, each Loan will be deposited in the Trust Account within three calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.69 per share, in comparison to the current redemption amount of $10.61 per share (assuming no public shares were redeemed). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal will not be put before the stockholders at the Annual Meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending Loans for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending Loans for additional calendar months, its obligation to make the Loans following such determination will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.61 at the time of the Annual Meeting. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $ 50,669,733 that was in the Trust Account as of September 30, 2019. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by December 9, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights or warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, KBL IV Sponsor LLC, which we refer to as our “Sponsor”, will not receive any monies held in the Trust Account as a result of its ownership of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, and 377,500 units, which we refer to as the “Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.61. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law, which we refer to as the “DGCL”, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC, on June 2, 2017, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated June 1, 2017, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on November 12, 2019 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the record date of the Annual Meeting, there were 8,168,215 shares of the Company’s common stock outstanding, including 4,790,715 shares of the Company’s common stock issued in our IPO, 2,875,000 Founder Shares and an aggregate of 502,500 shares included in the Private Placement Units held by the Sponsor and the underwriters of the IPO. The Company’s rights and warrants do not have voting rights in connection with the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Annual Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Advantage Proxy a fee of $4,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated November 19, 2019 and is first being mailed to stockholders on or about November 19, 2019.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on September 9, 2016, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In June 2017, we consummated our IPO from which we derived gross proceeds of $115,000,000. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, the previously extended date of September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019)). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date to allow us more time to complete our initial business combination.

What is being voted on?	You are being asked to vote on:

•   a proposal to amend our charter to extend the date by which we have to consummate a business combination from September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) to April 9, 2020 or such earlier date as determined by the Board;

•   a proposal to elect two directors to serve as Class II directors on the Board for a term of two years expiring at the annual meeting of stockholders to be held in 2021 or until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal; and

•   a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is essential to the overall implementation of our Board’s plan to extend the date that we have to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 3,903,924 of our public shares) following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $50,669,733 that was in the Trust Account as of September 30, 2019. In such event, we will need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by December 9, 2019, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our rights or warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares and Private Units.

Why is the Company proposing the Extension Amendment Proposal?

Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019). As explained below, we will not be able to complete an initial business combination by that date and therefore, we are asking for an extension of this timeframe.

On July 25, 2019, the Company entered into a Business Combination Agreement with KBL Merger Sub, the CannBioRx Parties and the Stockholder Representative, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into CannBioRx, with CannBioRx continuing as the Company’s wholly owned subsidiary at the closing of the business combination. There can be no assurance that we will be able to consummate such a business combination given the actions that must occur prior to closing.

The Company believes that given its expenditure of time, effort and money on finding and completing a business combination, circumstances warrant providing public stockholders an opportunity to consider and vote on a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from December 9, 2019 to April 9, 2020.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the initial business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from December 9, 2019 to April 9, 2020 or such earlier date as determined by the Board. The Extension would give the Company the opportunity to complete a business combination, including the business combination contemplated by the Business Combination Agreement.

Our charter, as previously amended on June 5, 2019, provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019), we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations, circumstances warrant providing those who believe they might find any potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us $0.02 for each public share that is not redeemed for each calendar month commencing on December 9, 2019, and on the 9th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from December 9, 2019 until the Extended Date (the “Loans”). Given the longer period of time needed to potentially complete a business combination, such agreement to pay $0.02 for each public share that is not redeemed for each calendar month commencing on December 9, 2019 shall replace and supersede the previous agreement to loan us $0.025 for each public share that was not redeemed for each calendar month commencing on December 9, 2019. For example, if the Company takes until April 9, 2020 to complete its business combination, which would represent four calendar months from December 9, 2019, our Sponsor or its designees would make aggregate Loans of approximately $0.08 per public share that is not redeemed. Assuming the Extension Amendment Proposal is approved, each Loan will be deposited in the Trust Account within three calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.69 per share, in comparison to the current redemption amount of $10.61 per share per (assuming no public shares were redeemed). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed.

The amount of the Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal will not be put before the stockholders at the Annual Meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending Loans for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending Loans for additional calendar months, its obligation to make the Loans following such determination will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of common stock issued in our IPO, which shares we refer to as the “public shares”, causes us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 3,903,924 of our public shares) following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and in favor of the election of the director nominees. Currently, our Sponsor and our officers and directors own approximately 39.8% of our issued and outstanding shares of common stock, including all of the Founder Shares and 377,500 shares underlying the Private Units. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date, including the Founder Shares and shares underlying the Private Units.

What vote is required to adopt the Director Election Proposal?

The director nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

What vote is required to adopt the Adjournment Proposal?	The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.
What if I don’t want to vote “FOR” the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote only if you vote “FOR” or “AGAINST” the Extension Amendment Proposal and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If you abstain from voting on the Extension Amendment Proposal, then you will not be eligible to redeem your public shares. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote “FOR” the director nominees?	If you do not want to vote for the director nominees named in this proxy statement, you must abstain, not vote or vote against the director nominee.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by December 9, 2019, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our rights or warrants which will expire worthless in the event we wind up.
In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Units.
If the Extension Amendment Proposal is approved, what happens next?

On July 25, 2019, we executed the Business Combination Agreement, however, there is no assurance that we will be able to consummate such a business combination given the actions that must occur prior to closing. We will seek to complete the business combination, which will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering such proposed business combination, and distributing proxy materials to stockholders; and

•   holding a special meeting to consider such proposed business combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to December 9, 2019. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of a proposed business combination. If stockholders approve the proposed business combination, we expect to consummate the business combination as soon as possible following such stockholder approval.

Upon approval by at least 65% of the common stock outstanding as of the record date of the Extension Amendment Proposal, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, common stock, rights and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of its ownership of the Founder Shares and Private Units.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to the Company rights and warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by December 9, 2019, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights and warrants, which will expire worthless in the event of our winding up.

What happens to the Company rights and warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public rights will remain outstanding until converted upon consummation of the business combination. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the proposed business combination?

Unless you elect to redeem your public shares at this time, you will be able to vote on any proposed business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the business combination. If you disagree with the proposed business combination, you will retain your right to redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

How do I change or revoke my vote?

You may change your vote by sending a later-dated, signed proxy card to our Secretary at KBL Merger Corp. IV, 527 Stanton Christiana Rd., Newark, Delaware 19713 so that it is received by our Secretary prior to the Annual Meeting or by attending the Annual Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our Secretary prior to the Annual Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares and shares underlying the Private Units, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Annual Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Annual Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

The director nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of our common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. Any shares of our common stock not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the director nominee’s favor.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Annual Meeting. As of the record date for the Annual Meeting, 4,084,108 shares of our common stock would be required to achieve a quorum.

Who can vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on November 12, 2019 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this record date, 8,168,215 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank.  If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Adjournment Proposal and the election of the director nominees named in this proxy statement.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include:

•   the fact that our Sponsor holds 2,875,000 Founder Shares (purchased for $25,000) and 377,500 Placement Units (purchased for approximately $3.8 million), and our officers and directors own membership interests in the Sponsor representing pecuniary interests in such securities, that would expire worthless if a business combination is not consummated;

•   the fact that, as of September 30, 2019, the Company’s outstanding advances from the Sponsor amounting to $412,301 had been formalized into a promissory note and become convertible into units of the post-Business Combination entity at a price of $10.00 per unit;

•   the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•   the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and several will continue to serve following any potential business combination and receive compensation thereafter.

See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote in person at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must (i) affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal, (ii) check the box on the enclosed proxy card to elect redemption, and (iii) prior to 5:00 p.m. Eastern time on December 4, 2019 (two business days before the Annual Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com
What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Advantage Proxy a fee of $4,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

You may also contact us at:
KBL Merger Corp. IV 527 Stanton Christiana Rd. Newark, Delaware 19713
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and our ability to finance and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

BACKGROUND

We are a blank check company formed in Delaware on September 9, 2016, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On June 7, 2017, we consummated our IPO of 10,000,000 units, each unit consisting of one share of common stock, par value $0.0001 per share, one right to receive one-tenth of one share of common stock upon consummation of our initial business combination, and one warrant to purchase one-half of one share of common stock at an exercise price of $11.50 per whole share, pursuant to a registration statement on Form S-1 (File No. 333-217475). The units were sold in our IPO at an offering price of $10.00 per unit, generating gross proceeds of $100,000,000 (before underwriting discounts and commissions and offering expenses). Simultaneously with the consummation of our IPO, we completed the private placement of 450,000 Placement Units, issued to our Sponsor and the underwriters of our IPO, generating gross proceeds of $4,500,000.

On June 23, 2017, the underwriters of our IPO exercised their over-allotment option in full and purchased 1,500,000 units at an offering price of $10.00 per unit, generating gross proceeds of $15,000,000. On June 23, 2017, simultaneously with the sale of the over-allotment units, we completed a private placement with our Sponsor and the underwriters of our IPO for an additional 52,500 Placement Units at a price of $10.00 per unit, generating gross proceeds of $525,000.

Following the closing of the IPO and the Private Placement, an amount of $116,150,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the IPO and the Placement Units was placed in the Trust Account and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of a business combination or (ii) the distribution of the Trust Account, as described herein.

On March 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination from March 7, 2019 until June 7, 2019 (or September 9, 2019 if we have executed a definitive agreement for a business combination by June 7, 2019) or such earlier date as determined by our Board (the “First Extension Amendment”, and such later date, the “First Combination Period”). The number of shares of common stock presented for redemption in connection with the First Extension Amendment was 5,128,523. We paid cash in the aggregate amount of $52,829,304, or approximately $10.41 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $65,633,068. In addition, on March 8, 2019, an aggregate of $573,433 was loaned to the Company and distributed as a cash payment to stockholders that did not redeem their Public Shares, which amount was equal to $0.09 for each of the 6,371,477 public shares that were not redeemed. Such loan was paid from funds loaned to the Company by the Sponsor.

In connection with the approval of the First Extension Amendment, the Sponsor or its designees had previously agreed to loan us $0.03 for each Public Share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the First Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending Loans for additional calendar months until the First Extended Combination Period and if the Sponsor determined not to continue extending Loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

On June 5, 2019, our stockholders approved to extend the period of time for which we are required to consummate a business combination until September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) or such earlier date as determined by our Board (the “Second Extension Amendment”, and such later date, the “Second Extended Combination Period”). The number of shares of common stock presented for redemption in connection with the Second Extension Amendment was 1,580,762. We paid cash in the aggregate amount of $ 16,476,233, or approximately $10.42 per share, to redeeming stockholders. As a result of the payment on the shares of common stock presented for redemption in connection with the First Extension Amendment, cash and marketable securities held in the Trust Account decreased to $ 49,993,473.

In connection with the approval of the Second Extension Amendment, the Sponsor or its designees had previously agreed to loan us $0.0225 for each Public Share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by the Company to complete a business combination from June 7, 2019 until the Second Extended Combination Period. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the Second Extended Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

There are currently 8,168,215 shares of common stock of the Company issued and outstanding, consisting of 4,790,715 public shares, 2,875,000 Founder Shares and an aggregate of 502,500 shares included in the Placement Units held by the Sponsor and the underwriters of the IPO. Each Placement Unit consists of one share of common stock, one right to receive one-tenth of one share of the Company’s common stock upon consummation of a business combination and one warrant. Each right entitles its holder to receive one-tenth (1/10) of one share of common stock upon the consummation of the business combination. Each warrant entitles its holder to purchase one-half of one share of our common stock at an exercise price of $5.75 per half share, to be exercised only for a whole number of shares of our common stock. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The warrants included in the Private Placement Units, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees.

On April 10, 2019, the Company entered into the Term Sheet for the Transaction with CannBioRx pursuant to which the CannBioRx Parties agreed to loan $400,000 to the Company to fund the Company’s Operating Expenses and Extension Expenses. The loans are interest-free and can be pre-paid at any time without penalty, but are required to be paid back (subject to a customary waiver against the Company’s Trust Account) upon the earlier of (i) the closing of the Transaction, (ii) the consummation by the Company of a transaction with a third party constituting the Company’s initial Business Combination, or (iii) the liquidation of the Company if it does not consummate an initial Business Combination prior to its deadline to do so (a “Liquidation”). Promptly after signing the Term Sheet, the Company received the loan of $400,000 to fund the Operating Expenses.

In connection with the Term Sheet, Tyche Capital LLC (“Tyche”) paid $650,000 to the Sponsor, to purchase $650,000 of the obligations owed to the Sponsor under the promissory note (the “Sponsor Note”), but Tyche waived any rights under the assigned portion of the Sponsor Note to convert the obligations under the assigned portion of the Sponsor Note into units of the post Business Combination entity. Pursuant to the Term Sheet, Tyche also agreed to provide equity financing for the Transaction to ensure that the Company has sufficient cash at the closing of the Transaction to meet its $5,000,001 net tangible assets test.

In connection with the Term Sheet and the obligations of the CannBioRx Parties and Tyche thereunder, the Sponsor deposited in escrow with a third party escrow agent 1,906,250 of its Founder Shares that it acquired prior to the Company’s Initial Public Offering (the “Escrowed Shares”), with 1,656,250 of such Escrowed Shares, less any portion used for financing for the Transaction, to be transferred to Tyche (and the remaining 250,000, less any portion used for financing for the Transaction, to be returned to the Sponsor) upon the earlier of (i) the closing of the Transaction or (ii) a Liquidation; provided, that if the Company consummates its initial Business Combination with a third party other than CannBioRx or its affiliates, upon the consummation of such Business Combination, in addition to paying the loans described above, the Sponsor will transfer to Tyche a number of Escrowed Shares equal in value to three times the amount of the loans, with each Escrowed Share valued at the price paid to each public stockholder that redeems its shares in connection with such initial Business Combination.

On July 25, 2019, the Company entered into the Business Combination Agreement, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into CannBioRx, with CannBioRx continuing as the Company’s wholly owned subsidiary at the closing, and in consideration thereof, the stockholders of CannBioRx shall receive shares of our common stock and the existing exchangeable shares (collectively, the “Exchangeable Shares”) of CannBioRex Purchaseco ULC and/or Katexco Purchaseco ULC, Canadian subsidiaries of CannBioRx, shall be adjusted in accordance with the share provisions in the articles of CannBioRex Purchaseco ULC or Katexco Purchaseco ULC, as applicable, governing the Exchangeable Shares such that they are multiplied by the exchange ratio (as defined in the Business Combination Agreement) and become exchangeable into shares of our common stock. The Exchangeable Shares will entitle the holders to dividends and other rights that are substantially economically equivalent to those of holders of our common stock, and holders of Exchangeable Shares will have the right, through an applicable voting and exchange agreement, to vote at meetings of our stockholders.

The mailing address of the Company’s principal executive office is 527 Stanton Christiana Rd., Newark, Delaware 19713.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Marlene Krauss, M.D.	74	Chief Executive Officer and Director
Joseph A. Williamson	66	Chief Operating Officer and Director
George Hornig	65	Chairman of the Board of Directors
Andrew Sherman	49	Director
Sherrill Neff	67	Director

Marlene Krauss, M.D. has been Chief Executive Officer and a director since our inception. She has over 30 years of experience in acquiring, selling and growing more than 20 companies in all areas of healthcare including healthcare services, pharmaceuticals and medical devices. She also has an established track record of raising and operating blank check companies as she was the Chief Executive Officer and founder of three prior SPACs: KBL I, II and III. While holding these positions, she was involved in their formation, deal sourcing, investment selection and operations. She played a crucial role in KBL I’s acquisition of Concord Health and negotiated the sale of Concord Health to the MultiCare Companies for approximately $130.5 million in cash. In addition, in KBL II, she was instrumental in the acquisition of Summer Infant, a baby care company. In 1998, she founded KBL Healthcare Ventures and remains its Managing Director. KBL consists of three funds, KBL Healthcare Ventures LP, KBL Healthcare LP and KBL Partnership LP, backed by institutional investors which has completed its investment cycle. Through her funds, with individual groups of investors, or in public financings she has invested in, grown and/or been on the board of a variety of healthcare companies. She was an initial Board Member and investor in Summit Technology (acquired by Alcon, now a subsidiary of Novartis (VTX:NOVN), one of the first companies to develop the Lasik laser. Summit was sold to Alcon for $839 million in 2000. From 1999 to 2005, through KBL, she was a founder, Board Member and investor in Lumenos, which was among the initial companies that created a consumer driven health care insurance product. The company was sold to Wellpoint (now known as Anthem, Inc. (NYSE:ANTM)) in 2005 for $185 million. In 2004, she was an early investor of Remon Medical Technologies Inc., a development-stage company focused on creating communication technology for medical device applications, through its sale to Boston Scientific Corporation for an undisclosed amount in 2007. She led the first institutional round of investors and was on the Board of PneumRx, Inc., a developer of one of the first non-invasive devices to treat lung disease from 2005 to 2011. It was sold to BTG plc (LON:BTG) in 2014 for up to $475 million which included potential earn out payments. Since 2005, she has been a founder and board member of Vampire Pharmaceuticals LLC, a biopharmaceutical company that is developing products to treat conditions such as diabetes and sickle cell disease. Dr. Krauss received an M.B.A and M.D. degree from Harvard University and a B.A. degree from Cornell University. She is a board certified ophthalmologist with a specialty in retinal surgery and trained at the Harvard Hospitals, New York Hospital and Mt. Sinai Hospital in New York. She has been on the Advisory Committee on Education at Harvard Medical School since 2012 and received the Alumni Achievement Award and was on the Deans Advisory Committee of Harvard Business School. We believe Dr. Krauss is well qualified to serve on our board due to her extensive business, operational and management experience, along with her prior experience with blank check companies.

Joseph A. Williamson has been our Chief Operating Officer and a director since June 2017. Mr. Williamson has over 35 years of experience as a healthcare operator, executive and entrepreneur primarily in the post-acute healthcare facilities field (senior living, assisted living, hospice and home care) as well as ancillary services such as physical therapy, occupational therapy, rehabilitation therapy, pharmaceutical distribution, and medical supplies. Since 2016- until present, Mr. Williamson is a current investor and Board Member of Pa Options for Wellness, a Pennsylvania Clinical Research licensed medical Cannabis Company.  Since 2009, Mr. Williamson has been the Managing Partner at JAW Capital, LLC, an investment fund vehicle for private investments focusing on healthcare. He has been the Chairman of National Home Care Holdings, LLC, a multi-state home health company, from 2010 to the present. Mr. Williamson served as the Chairman and Chief Executive Officer of National Medical and Security Holdings, LLC, a medical supply and equipment company from 2013 to 2015, until it was sold to NSM; as a board member and investor in CCRx, a portfolio company of Cressey & Company that focused on pharmacy distribution in the senior and correctional area from 2004 to 2010 when it was sold to Omnicare, Inc. (now a subsidiary of CVS Health Corporation (NYSE:CVS)); as chairman/investor of National Hospice Holdings Investors, LLC from 2010 to 2014, when it merged into Compassus, an affiliate of Formation Capital. Formerly, Mr. Williamson was the founder, Chairman and Chief Executive Officer of

Brandywine Senior Care, Inc., an assisted living facility company from 2006 to 2002. From 1992 to 1996, Mr. Williamson was co-founder, President and Chief Operating Officer and director of Concord Health Group, Inc., a long term care company which was acquired by KBL I and subsequently was acquired by Multicare Companies Inc. Prior to Concord Health Group, Mr. Williamson served in various senior positions at Genesis Health Ventures, Inc., the predecessor of Genesis Healthcare Corporation (NYSE:GEN) from 1986 until 1992. Prior to Genesis, Mr. Williamson was co-founder, Chief Executive Officer and President of Healthcare Resources Corp., a nursing home, rehabilitation and pharmacy distribution company which he helped sell to Genesis in 1986. Prior to Healthcare Resources, Mr. Williamson held officer positions at Leader Nursing Centers, Inc., a publicly held nursing home and rehabilitation company founded by former Governor of Pennsylvania, George M. Leader. Mr. Williamson also was a principal/general partner of a private equity health care fund, Commerce Health Ventures which merged into NewSpring Capital. Mr. Williamson earned his Juris Doctor degree at The Delaware Law School of Widener University, his MBA in Health Care Administration from Temple University and a BS in Accounting from Villanova University. We believe Mr. Williamson is well qualified to serve on our board due to his extensive business, operational and management experience, along with his prior blank check company experience.

George Hornig has served as our Chairman since June 2017. Mr. Hornig has served as a director and/or adviser to a large number of private companies and funds as well as the Syntax ETF since February 2018. Mr. Hornig served as the Chief Executive Officer of RON Transatlantic Financial Holdings from January 2017 to January 2018. Mr. Hornig served as Senior Managing Director as well as the Chief Operating Officer of PineBridge Investments from 2010 to September 2016. During his employment with PineBridge, he was responsible for the management of global operations. He was involved in the restructuring of the former AIG Investment Management division into PineBridge. He has served on the boards of Forrester Research, a research and analysis provider, from 1996 to 2017; Xometry, a specialty machining company, since 2014; Edelman, a marketing firm, since 2016. Previously, Mr. Hornig was on the Board of KBL Healthcare Acquisition Corp. I and then served on the Board of the merged company, Concord Health. From 1999 to 2010, Mr. Hornig spent 11 years at Credit Suisse Asset Management where he became its Co-Global Chief Operating Officer. From 1993 to 1999, he served as Executive Vice President and Chief Operating Officer of the Americas at Deutsche Bank. From 1988 to 1991, Mr. Hornig was also a Co-founder and Chief Operating Officer of Wasserstein Perella & Co. following his tenure in the First Boston Mergers and Acquisitions group from 1983 to 1988. Mr. Hornig has been an early investor in a many high growth companies including Royalty Pharma, a biopharmaceutical company that invests in revenue-producing royalty interests in biopharma products; FibroGen, a publicly traded biopharmaceutical company; and Cibus, a precision gene-editing company for agriculture. Mr. Hornig holds an A.B. from Harvard College and an M.B.A. from Harvard Business School and J.D. from Harvard Law School. We believe Mr. Hornig is well-qualified to serve as a director due to his extensive experience in finance, management and investment banking.

Andrew Sherman has served as a member of our Board since June 2017. Mr. Sherman is currently the Chief Development Officer for Women’s Care Enterprises where he leads the corporate development activity for a leading multi-specialty provider of women’s health services. From August 2016 to October 2016, Mr. Sherman served as a consultant focused on transaction development for Unified Physician Management (“UPM”), a physician practice management company focused on obstetrics and gynecology. Prior to UPM, from May 2015 to August 2016, Mr. Sherman was a Partner at DCH Partners, a healthcare-focused private equity firm. Prior to DCH Partners, Mr. Sherman worked for 22 years in investment banking, M&A and buyside roles. From 2011 to 2015, Mr. Sherman was a Managing Director in Healthcare with Morgan Joseph TriArtisan and from 2010 to 2011, he worked in healthcare investment banking at Madison Williams. From 2009 to 2010, Mr. Sherman was a consultant to Capitol Acquisition Corp. which completed a merger in 2010 with Two Harbors Investment Corp. (NYSE:TWO), a real-estate investment trust. From 2007 to 2009, Mr. Sherman was also a consultant to KBL III. From 2001 to 2007, Mr. Sherman worked as a Principal in investment banking at Banc of America Securities. From 1999 to 2001, Mr. Sherman co-founded Brand 3, a private label infrastructure internet service provider, which was sold to American Express in 2001. From 1997 to 1999, Mr. Sherman worked in investment banking at Montgomery Securities. From 1992 to 1995, Mr. Sherman worked in mergers and acquisitions at James D Wolfensohn, Inc. Mr. Sherman holds a B.S. in Economics and Finance from The Wharton School of Business, a B.A. in International Relations from the University of Pennsylvania, and an M.B.A. with Distinction from The Harvard Graduate School of Business Administration. We believe Mr. Sherman is well qualified to serve as a director due to his extensive experience in finance, investment in healthcare related businesses, along with his prior blank check company experience.

Sherrill Neff has served as a member of our Board since June 2017. Since 2002, Mr. Neff has been a Founding Partner of Quaker Partners, a healthcare investment firm focusing on venture and growth stage companies. In this position, he launched and managed five life sciences venture funds which managed $700 million committed capital. He has invested in many areas of healthcare, including biotechnology, medical technology and healthcare services, and has invested in both private and public companies. Investments for which he was responsible include Amicus Therapeutics (Nasdaq:FOLD); BioRexis Therapeutics (sold to Pfizer); MedMark (sold to Walgreens); Durata Therapeutics (sold to Actavis); Protez Pharmaceuticals (sold to Novartis); Regado BioSciences (merged with Tobira Therapeutics and subsequently sold to Allergan); RainDance Technologies (sold to BioRad); Cempra Pharmaceuticals (merged with Melinta Therapeutics) and Neuronetics (Nasdaq: STIM). As part of his Quaker Partners portfolio responsibilities, Mr. Neff currently serves on the boards of directors of Intact Vascular (since 2013); and of Vesper Medical (since 2016). He also currently serves on the board of directors of Exantas Capital Corporation (NYSE: XAN), a mortgage real estate finance company. Prior to this, from 1994 to 2002, he was President and COO of a publicly traded biotechnology company, Neose Technologies. Prior to this, from 1993 to 1994, Mr. Neff was Senior Vice President of U.S. Healthcare, a publicly traded managed care company where he had responsibilities for strategic corporate development. Prior to this, Mr. Neff was a Managing Director in the Investment Banking division of Alex. Brown & Sons. Mr. Neff is a graduate of Wesleyan University and graduated magna cum laude from the University of Michigan Law School. We believe Mr. Neff is well qualified to serve as a director due to his extensive experience in finance, investment in healthcare related businesses, and operations and executive management.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Sherman and Neff, expired at our first annual meeting of stockholders, at which time they were re-elected for another two-year term. The term of office of the second class of directors, consisting of Dr. Krauss and Messrs. Williamson and Hornig, will expire at the second annual meeting of stockholders.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board.

Committee Membership; Meetings and Attendance

Our Board has two standing committees: an audit committee and a compensation committee. Both our audit committee and our compensation committee are comprised solely of independent directors.

During the fiscal year ended December 31, 2018:

•        our Board held approximately 20 meetings;

•        4 meetings of the audit committee were held; and

•        no meetings of the compensation committee was held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which he or she is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2018.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the second annual meeting of stockholders of the Company.

Audit Committee

NASDAQ listing standards and applicable SEC rules require that the audit committee of a listed company be comprised solely of independent directors. We have established an audit committee of the Board, which currently consists of Messrs. Hornig, Sherman and Neff. Messrs. Hornig, Sherman and Neff meet the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Neff serves as Chairman of the audit committee. Each member of the audit committee is financially literate and our Board has determined that Mr. Neff qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of the audit committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 527 Stanton Christiana Rd., Newark, Delaware 19713.

Compensation Committee

We have established a compensation committee of the Board. The members of our compensation committee are Messrs. Hornig and Neff. Mr. Hornig serves as Chairman of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the $10,000 per month administrative fee payable to our sponsor and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our sponsor, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The compensation committee charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the compensation committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 527 Stanton Christiana Rd., Newark, Delaware 19713.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Hornig, Neff and Sherman. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed director nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the

Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
George Hornig
Andrew Sherman
Sherrill Neff

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2018 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our form of Code of Ethics, our audit committee charter and compensation committee charter as exhibits to the registration statement filed in connection with our initial public offering. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us for the year ended December 31, 2018. Commencing on June 2, 2017 through the earlier of consummation of our initial business combination and our liquidation, we have paid our sponsor a total of $10,000 per month for office space, utilities and secretarial support. Our sponsor, executive officers and directors, and their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

After our initial business combination, members of our combined team who remain with us may be paid consulting, management or other fees from the combined company. As of the date of this proxy statement, except for employment agreements entered into with Dr. Marlene Krauss, George Hornig and Leslie Hwang, no other determinations regarding these arrangements have been made.

We do not intend to take any action to ensure that members of our combined team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

As of the record date, there were a total of 8,168,215 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class
KBL IV Sponsor LLC(2)	3,252,500	39.8%
Marlene Krauss, M.D.(2)	3,252,500	39.8%
Joseph Williamson(3)	—	—
George Hornig(3)	—	—
Andrew Sherman(3)	—	—
Sherrill Neff(3)	—	—
Karpus Management, Inc.(4)	512,040	6.3%
Boothbay Fund Management, LLC(5)	865,963	10.6%
Basso SPAC Fund LLC(6)	530,774	6.5%
Weiss Asset Management LP(7)	1,162,038	14.2%
All executive officers and directors as a group (5 individuals)	3,252,500	39.8%

____________

*        Less than 1 percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 527 Stanton Christiana Rd., Newark, DE 19713.

(2)      These shares represent the Founder Shares and shares underlying Private Units held by our sponsor. Dr. Marlene Krauss, our Chief Executive Officer, is the sole managing member of KBL IV Sponsor LLC. Consequently, she may be deemed the beneficial owner of the Founder Shares and shares underlying Private Units held by our sponsor and has sole voting and dispositive control over such securities. Dr. Krauss disclaims beneficial ownership over any securities owned by our sponsor in which she does not have a pecuniary interest.  Does not reflect 1,406,250 Founder Shares that shall be transferred to Tyche Capital LLC pursuant to the terms of the Business Combination Agreement. Excludes 188,750 shares of the Company’s common stock which may be purchased by exercising private placement warrants that are not exercisable within 60 days.

(3)      Does not beneficially own any shares of our common stock. However, he has a pecuniary interest in shares of our common stock through his ownership of membership interests of our sponsor.

(4)      Based on a Schedule 13G/A filed with the SEC on February 14, 2019. Karpus Management, Inc., d/b/a Karpus Investment Management is a New York corporation. The business address of such holder is 183 Sully’s Trail, Pittsford, New York 14534.

(5)      Based on a Schedule 13G/A filed with the SEC on February 14, 2019. Such shares are held by Boothbay Absolute Return Strategies LP, a Delaware limited partnership (the “Fund”), which is managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Fund, has the power to vote and the power to direct the disposition of all shares held by the Fund. Ari Glass is the Managing Member of the Adviser. The business address of such holders is 810 7th Avenue, Suite 615, New York, NY 10019-5818.

(6)     According to a Schedule 13G filed with the SEC on August 19, 2019 by Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP”) and Howard I. Fischer. The business address of Basso SPAC, Basso Management, BCM, Basso GP and Mr. Fischer is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902. Basso Management is the manager of Basso SPAC, which is the direct beneficial owner of the securities reported above. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Mr. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own the shares reported above. Excludes 56,700 shares of the Company’s common stock underlying warrants that are not exercisable within 60 days.

(7)      According to a Schedule 13G filed with the SEC on February 1, 2019. The business address of Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), is 222 Berkeley Street, 16th Floor, Boston, Massachusetts 02116. Includes shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP LLC, a Delaware limited liability company (“BIP GP”), is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP LLC, a Delaware limited liability company (“WAM GP”), is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Each of BIP GP, WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.

The table above does not include the shares of common stock underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Founder Shares

In September 2016, the Sponsor purchased an aggregate 2,875,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.009 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20.0% of the outstanding shares (excluding the private placement shares).

Private Placement Units

The Sponsor and the underwriters of our IPO purchased an aggregate of 502,500 units, including 377,500 by the Sponsor and 125,000 by the underwriters, which units are identical to the units sold by us in our IPO except as described herein, at a price of $10.00 per unit (a total of $5,025,000) in a private placement that closed simultaneously with the closing of our IPO. The purchase price of the private placement units was added to the proceeds from our IPO held in the Trust Account. If we do not complete a business combination by December 9, 2019, the proceeds from the sale of the private placement units held in the Trust Account will be used to fund the redemption of our public shares (subject to the requirements of applicable law). There will be no redemption rights or liquidating distributions with respect to our founder shares, private placement shares, rights or warrants, which will expire worthless. The private placement units are identical to the units sold in our IPO except the private placement warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or their affiliates or designees. If the private placement units are held by someone other than the initial holder, or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by such holders on the same basis as the warrants included in the units sold in our IPO. In conjunction with their investment in the private placement units, the underwriters or their designees also purchased membership interests in the Sponsor, through which the underwriters or their designees collectively have a pecuniary interest in 230,000 founder shares, pursuant to a separate private placement that closed simultaneously with the closing of the public offering and the private placement of units. The Sponsor beneficially owns the founder shares allocated to the underwriters or their designees and will retain sole voting and dispositive power over such securities until the closing of our initial business combination, at which time the Sponsor will distribute the founder shares to the underwriters or their designees for no additional consideration. Upon receipt of the founder shares, the underwriters or their designees will no longer retain their ownership interests in the Sponsor.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Certain of our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Administrative Services Agreement

We have agreed to pay the Sponsor, an affiliate of Dr. Marlene Krauss, our Chief Executive Officer, a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Reimbursement of Expenses

The Sponsor, executive officers and directors, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to the Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On March 15, 2019, we entered into an expense reimbursement agreement (the “Expense Reimbursement Agreement”) with the Sponsor and KBL Healthcare Management, LLC (“KBL Management”), an affiliate of the Sponsor and our Chief Executive Officer, in recognition of the compensation expense incurred by KBL Management for services provided by one of their employees on behalf of the Sponsor to us. The Expense Reimbursement Agreement is effective January 1, 2019 until the earlier of (i) the consummation of a business combination or (ii) our liquidation.

Under the Expense Reimbursement Agreement, we will reimburse the Sponsor for the compensation expense incurred by KBL Management for its employee in the amount of $180,000 per year plus health insurance costs of $1,139 per month. At our election, we may pay amounts due pursuant to a non-interest bearing, unsecured promissory note. As of June 30, 2019, amounts due under the Expense Reimbursement Agreement totaled $164,102 and has been included in the promissory note discussed above.

Related Party Loans

The Sponsor loaned us $140,000 to be used for a portion of the expenses of our initial offering. This loan was non-interest bearing, unsecured and was due at the earlier of June 30, 2017 or the closing of such offering. This loan was repaid upon the closing of such offering out of the offering proceeds that were allocated to the payment of offering expenses.

On March 15, 2019, we issued the Sponsor a promissory note (the “March Promissory Note”), pursuant to which all outstanding advances were converted into loans under the March Promissory Note. The March Promissory Note is unsecured, non-interest bearing and due on the earlier of (i) the consummation of a business combination or (ii) our liquidation. Up to $1,000,000 of the loans under the March Promissory Note may be converted, at the Sponsor’s discretion, into units of the post business combination entity at a price of $10.00 per unit. The units would be identical to the Private Units. As of September 30, 2019, there was $412,301 outstanding under the March Promissory Note, not including the loans from the Sponsor in connection with the Extension Amendments described below.

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of our officers and directors may, but are not obligated to (other than as described above), loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans will be convertible into units of the post business combination entity at a price of $10.00 per unit (which, for example, would result in the holders being issued 110,000 shares of common stock if $1,000,000 of notes were so converted since the 100,000 rights included in such units would result in the issuance of 10,000 shares upon the closing of our business combination, as well as 100,000 warrants to purchase 50,000 shares) at the option of the lender. The units would be identical to the Private Units. Except as described above, the terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

In connection with our Extension Amendment, in March 2019, the Sponsor loaned us an aggregate of $573,433 to be distributed as a cash payment to stockholders that did not redeem their public shares in connection with the Extension Amendment, which amount is equal to $0.09 for each of the 6,371,477 public shares that were not redeemed.

In connection with the approval of the Second Extension Amendment, the Sponsor or its designees agreed to loan us $0.0225 for each public share that was not redeemed for each calendar month commencing on June 7, 2019, and on the 7th day of each subsequent month, or portion thereof, that is needed by us to complete a business combination from June 7, 2019 until the Second Combination Period. Given the longer period of time needed to potentially complete a business combination, such agreement to pay $0.0225 for each public share that was not redeemed for each calendar month commencing on June 7, 2019 replaced and superseded the previous agreement to loan us $0.03 for each public share that was not redeemed for each calendar month commencing on June 7, 2019. The Sponsor or its designees had the sole discretion whether to continue extending loans for additional calendar months until the Second Combination Period and if the Sponsor determined not to continue extending loans for additional calendar months, its obligation to make the additional loans following such determination would terminate.

Post-Business Combination Arrangements

After the initial business combination, certain directors or executive officers of KBL may be paid consulting, management or other fees or compensation from KBL. As of the date of this proxy statement, except for employment agreements entered into with Dr. Marlene Krauss, George Hornig and Leslie Hwang, no other determinations regarding these arrangements have been made.

Marlene Krauss

On July 23, 2019, KBL entered into an employment agreement (the “Krauss Employment Agreement”) with Marlene Krauss, the Chief Executive Officer of KBL, which agreement will be effective upon the Closing, and pursuant to which Dr. Krauss will serve as the President and Chief Executive Officer of KBL after the Closing. Pursuant to the Krauss Employment Agreement, Dr. Krauss will receive an initial base salary of $500,000, with annual increases of 10% per year, and a target cash bonus opportunity equal to 50% of her base salary. Dr. Krauss will also receive an equity award (which award will be granted under an equity incentive plan to be approved by KBL’s stockholders) in an amount equal to 3.75% of the fully-diluted equity of KBL as of the Closing. The equity award granted to Dr. Krauss will vest ratably on a monthly basis over 36 months, beginning on the last day of the month of the date of grant, with accelerated vesting in the event of her death, disability, termination by KBL without cause or by Dr. Krauss for good reason, or upon a change in control or sale of KBL. The initial term of the Krauss Employment Agreement is three years beginning on the date of the Closing, and the term will automatically extend for additional one-year periods unless either party provides at least 90 days’ written notice. Upon the termination of Dr. Krauss’ employment by KBL without cause, or by Dr. Krauss for good reason, or non-renewal of the term of the Krauss Employment Agreement by KBL, Dr. Krauss will be entitled to (i) severance payments in the form of continued base salary for the thirty-six (36) months if such termination happens during the first year of her employment under the Krauss Employment Agreement, twenty four months (24) if termination happens in the second year of her employment, and twelve (12) months if the termination happens in the third year of her employment or thereafter; (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which her employment terminates; (iii) payment of a pro rata annual bonus for the year in which her employment terminates; and (iv) payment of her monthly health insurance premiums for a period matching the period that she is entitled to severance payments.

George Hornig

On July 23, 2019, KBL entered into an employment agreement (the “Hornig Employment Agreement”) with George Hornig, the Chairman of the Board of KBL, which agreement will be effective upon the Closing, and pursuant to which Mr. Hornig will serve as the Chief Operating Officer and Acting Chief Financial Officer of KBL after the Closing. Pursuant to the Hornig Employment Agreement, Mr. Hornig will receive an initial base salary of $250,000, with annual increases of 10% per year, and a target cash bonus opportunity equal to 50% of his base salary. Mr. Hornig would also receive an equity award (which award will be granted under an equity incentive plan to be approved by KBL’s stockholders) in an amount to be recommended by the Chief Executive Officer of KBL and approved by the Board. The equity award granted to Mr. Hornig will vest ratably on a monthly basis over 36 months, beginning on the last day of the month of the date of grant, with accelerated vesting in the event of his death, disability, termination by KBL without cause or by Mr. Hornig for good reason, or upon a change in control or sale of KBL. The initial term of the Hornig Employment Agreement is three years beginning on the Closing, and the term will automatically extend for additional one-year periods unless either party provides at least 90 days’ written notice. Upon the termination of Mr. Hornig’s employment by KBL without cause, or by Mr. Hornig for good reason, or non-renewal of the term of the agreement by KBL, Mr. Hornig will be entitled to (i) severance payments in the form of continued base salary for the thirty-six (36) months if such termination happens during the first year of his employment under the agreement, twenty four months (24) if termination happens in the second year of his employment, and twelve (12) months if the termination happens in the third year of his employment or thereafter; (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which his employment terminates; (iii) payment of a pro rata annual bonus for the year in which his employment terminates; and (iv) payment of his monthly health insurance premiums for a period matching the period that he is entitled to severance payments.

Leslie Hwang

On July 23, 2019, KBL entered into an employment agreement (the “Hwang Employment Agreement”) with Leslie Hwang which will be effective upon the Closing, and pursuant to which Ms. Hwang will serve as an executive of KBL after the Closing. Pursuant to the Hwang Employment Agreement, Ms. Hwang will receive an initial base salary of $200,000, with annual increases of 10% per year, and a target cash bonus opportunity equal to 25% of her base salary. Ms. Hwang would also receive an equity award (which award will be granted under an equity incentive plan to be approved by KBL’s stockholders) in an amount to be recommended by the Chief Executive Officer of KBL and approved by the Board. The equity award granted to Ms. Hwang will vest ratably on a monthly basis over 36 months, beginning on the last day of the month of the date of grant, with accelerated vesting in the event of her death, disability, termination by KBL without cause or by Ms. Hwang for good reason, or upon a change in control or sale of KBL.

The initial term of the Hwang Employment Agreement is three years beginning on the Closing, and the term will automatically extend for additional one-year periods unless either party provides at least 90 days’ written notice. Upon the termination of Ms. Hwang’s employment by KBL without cause, or by Ms. Hwang for good reason, or non-renewal of the term of the agreement by KBL, Ms. Hwang will be entitled to (i) severance payments in the form of continued base salary for the three (3) months following such termination; (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which her employment terminates; (iii) payment of a pro rata annual bonus for the year in which her employment terminates; and (iv) payment of her monthly health insurance premiums for a period matching the period that he is entitled to severance payments.

Registration Rights

The holders of the founder shares and private placement units (and their component securities) and their permitted transferees are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our IPO. The holders of these securities and their permitted transferees are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders and their permitted transferees have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, the underwriters may not exercise their demand and “piggyback” registration rights after five (5) and seven (7) years after the effective date of the registration statement relating to our IPO and may not exercise its demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements.

Related Person Transaction Policy

Our audit committee must review and approve any related person transaction we propose to enter into. Our audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the audit committee’s attention will be analyzed by the audit committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the audit committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the audit committee must consider, among other factors, the following factors to the extent relevant:

•        whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•        whether there are business reasons for us to enter into the transaction;

•        whether the transaction would impair the independence of an outside director; and

•        whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the audit committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so requested by the Chairman of the audit committee, participate in some or all of the audit committee’s discussions of the transaction. Upon completion of its review of the transaction, the audit committee may determine to permit or to prohibit the transaction.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by December 9, 2019, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Board believes that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. Our Board currently believes that there will not be sufficient time before December 9, 2019 to complete a business combination. On July 25, 2019, the Company entered into a Business Combination Agreement with KBL Merger Sub, the CannBioRx Parties and the Stockholder Representative, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, KBL Merger Sub will merge with and into CannBioRx, with CannBioRx continuing as the Company’s wholly owned subsidiary at the closing of the business combination. The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and shares underlying the Private Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond December 9, 2019 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) to April 9, 2020.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by December 9, 2019, we will (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights or warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, rights and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $50,669,733 that was in the Trust Account as of September 30, 2019. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 3,903,924 of our public shares) following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us $0.02 for each public share that is not redeemed for each calendar month commencing on December 9, 2019, and on the 9th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from December 9, 2019 until the Extended Date (the “Loans”). Given the longer period of time needed to potentially complete a business combination, such agreement to pay $0.02 for each public share that is not redeemed for each calendar month commencing on December 9, 2019 shall replace and supersede the previous agreement to loan us $0.025 for each public share that was not redeemed for each calendar month commencing on December 9, 2019. For example, if the Company takes until April 9, 2020 to complete its business combination, which would represent four calendar months from December 9, 2019, our Sponsor or its designees would make aggregate Loans of approximately $0.08 per public share that is not redeemed. Assuming the Extension Amendment Proposal is approved, each Loan will be deposited in the Trust Account within three calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.69 per share, in comparison to the current redemption amount of $10.61 per share (assuming no public shares were redeemed). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment Proposal, the Director Extension Proposal and the Adjournment Proposal will not be put before the stockholders at the Annual Meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending Loans for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending Loans for additional calendar months, its obligation to make the Loans following such determination will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER “FOR” OR “AGAINST” THE EXTENSION AMENDMENT PROPOSAL, CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on December 4, 2019 (two business days before the Annual Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on December 4, 2019 (two business days before the Annual Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Annual Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on December 4, 2019 (two business days before the Annual Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.61 at the time of the Annual Meeting. The closing price of the Company’s common stock on November 18, 2019 was $10.52.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on December 4, 2019 (two business days before the Annual Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under

Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders —  Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Taxation of Common Stock Held Through Foreign Accounts

A 30% withholding tax applies with respect to certain payments on, and gross proceeds from a sale or disposition of, our common stock in each case if paid to a foreign financial institution or a non-financial foreign entity (including, in some cases, when such foreign financial institution or entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any substantial U.S. owners or provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. An intergovernmental agreement between the United States and an applicable foreign country or future Treasury Regulations may modify these requirements.

Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible implications of such withholding tax.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE ANNUAL MEETING

Overview

Date, Time and Place.    The Annual Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on December 6, 2019 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at 666 Third Avenue, 25th Floor, New York, New York 10017.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned the Company’s common stock at the close of business on November 12, 2019, the record date for the Annual Meeting. You will have one vote per proposal for each share of Company common stock you owned at that time. The Company rights and warrants do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares and shares underlying the Private Units. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes. You will be entitled to redeem your public shares for cash in connection with this vote only if you vote “FOR” or “AGAINST” the Extension Amendment Proposal and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. If you abstain from voting on the Extension Amendment Proposal, then you will not be eligible to redeem your public shares. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

At the close of business on the record date of the Annual Meeting, there were 8,168,215 outstanding shares of the Company’s common stock, each of which entitles its holder to cast one vote per proposal. Our Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, our Sponsor, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,252,500 shares of the Company’s common stock, representing approximately 39.8% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

The director nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of our common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. Any shares of our common stock not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the director nominee’s favor.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Annual Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Annual Meeting if you are a holder of record of the Company’s common stock. You may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that our Sponsor holds 2,875,000 Founder Shares (purchased for $25,000) and 377,500 Placement Units (purchased for approximately $3.8 million), and our officers and directors own membership interests in the Sponsor representing pecuniary interests in such securities, that would expire worthless if a business combination is not consummated;

•        the fact that, as of September 30, 2019, the Company’s outstanding advances from the Sponsor amounting to $412,301 had been formalized into a promissory note and become convertible into units of the post-Business Combination entity at a price of $10.00 per unit;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and several will continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.

Our charter, as previously amended on June 5, 2019, provides that the Company has until September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. Our Board currently believes that there will not be sufficient time before December 9, 2019 to complete a business combination. The Company’s IPO prospectus and charter state that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before September 9, 2019 (or December 9, 2019 if we have executed a definitive agreement for a business combination by September 9, 2019), the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and shares underlying the Private Units, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond December 9, 2019 to the Extended Date.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is currently divided into two classes, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of our Class II directors, Marlene Krauss, M.D., George Hornig and Joseph A. Williamson, will expire at the Annual Meeting. Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Director Nominees

Our Board has nominated each of Marlene Krauss, M.D. and George Hornig for election as Class II directors. If elected, each individual will serve on our Board for a term of two years expiring at the 2021 annual meeting of stockholders or until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement or removal. For biographies of each nominee to serve as a Class II director, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Vote Required for Approval

The Director Election Proposal is not conditioned on the approval of any other Proposal at the Annual Meeting.

Directors are elected by the affirmative vote of the holders of a plurality of the outstanding shares of the Company’s common stock entitled to vote and actually cast thereon at the Annual Meeting in person or by proxy. This means that the director nominees will be elected if they receive more affirmative votes than any other director nominees for the same position. Votes marked “FOR” the director nominees will be counted in favor of the director nominees. Failure to vote by proxy or to vote in person at the Annual Meeting and abstentions will have no effect on the vote since a plurality of the votes cast is required for the election of the director nominees. Cumulative voting is not permitted in the election of directors.

Recommendation of Our Board

Our Board unanimously recommends that our stockholders vote “FOR” each of the director nominees.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Annual Meeting beyond June 7, 2019 unless it has entered into a definitive agreement for a business combination.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the Annual Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the Company’s 2020 annual meeting of stockholders will be held no later than December 4, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 527 Stanton Christiana Rd., Newark, Delaware 19713 no later than September 5, 2020.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2020 annual meeting of stockholders, assuming the meeting is held on or about December 4, 2020, notice of a nomination or proposal must be delivered to us no later than September 5, 2020 and no earlier than August 6, 2020. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before December 9, 2019, there will be no annual meeting in 2020.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at KBL Merger Corp. IV, 527 Stanton Christiana Rd., Newark, DE 19713 or (302) 502-2727, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

KBL Merger Corp. IV
527 Stanton Christiana Rd.
Newark, DE 19713
(302) 502-2727

If you are a stockholder of the Company and would like to request documents, please do so by November 26, 2019, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
KBL MERGER CORP. IV

Pursuant to Section 245 of the
Delaware General Corporation Law

1.     The undersigned, being a duly authorized officer of KBL MERGER CORP. IV (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.     The name of the Corporation is KBL Merger Corp. IV.

3.     The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 7, 2016, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 1, 2017. Amendments No. 1 and No. 2 to the Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 5, 2019 and June 5, 2019, respectively.

4.     This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.     This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “DGCL”).

6.     The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b)     Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on April 26, 2017, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by April 9, 2020 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-Business Combination activity (as described in Section 9.7), with it being understood that funds held in the Trust Account may be released to fund the first to occur of such transactions. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of KBL Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

7.     The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d)     In the event that the Corporation has not consummated a Business Combination by April 9, 2020, the Corporation shall (i) cease all operations except for the sole purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the Offering Shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering

A-1

Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this ___ day of December, 2019.

KBL MERGER CORP. IV

By:
Name: Marlene Krauss, M.D.
Title: Chief Executive Officer

A-2

KBL MERGER CORP. IV

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 6, 2019

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated November 19, 2019, in connection with the Annual Meeting of stockholders to be held at 10:00 a.m. Eastern Time on December 6, 2019 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at 666 Third Avenue, 25th Floor, New York, New York 10017, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Marlene Krauss, M.D. and Joseph A. Williamson, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE ELECTION OF DIRECTORS NAMED IN PROPOSAL 2 BELOW AND “FOR” PROPOSAL 3 CONSTITUTING THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 6, 2019:

This notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/kblmerger/2019.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 3 AND “FOR” THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 2 BELOW.			Please mark votes as indicated in this example	☒
Proposal 1 – Extension of Corporate Life	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination from September 9, 2019 (or December 9, 2019 if the Company has executed a definitive agreement for a business combination by September 9, 2019) to April 9, 2020 or such earlier date as determined by the Board.

	☐	☐	☐
Proposal 2 – Election of Directors	FOR	WITHHELD
To elect the following director in Class II (to serve until 2021 or until their respective successors are elected and qualified or their earlier resignation or removal)
Marlene Krauss, M.D.	☐	☐
George Hornig	☐	☐
Proposal 3 – Adjournment	FOR	AGAINST	ABSTAIN

Adjourn the Annual Meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐

You may exercise your redemption rights by marking the “Exercise Redemption Rights” box below. If you exercise your redemption rights, then you will be exchanging your public shares of the common stock of the Company for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR STOCK CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S DULY APPOINTED AGENT PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE REDEMPTION RIGHTS ☐
Date: _______________________________, 2019

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND PROPOSAL 3 AND “FOR” THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.